INVENTORIES	12 Months Ended
Dec. 31, 2022
Disclosure Of Inventories [Abstract]
INVENTORIES	INVENTORIES
Inventories include batches RUCONEST®, work in progress available for production of RUCONEST®.

Amounts in $ ‘000	2022	2021
Finished goods	12,460	9,853
Work in progress	29,553	16,911
Raw materials	313	546
Balance at December 31	42,326	27,310
Changes in the adjustment to net realizable value:

Amounts in $ ‘000	2022	2021
Balance at January 1	(2,448)	(646)
Addition to impairment	(164)	(2,342)
Release of impairment	312	20
Usage of impairment	195	407
Currency translation	134	113
Balance at December 31	(1,971)	(2,448)
The inventory valuation at 31 December 2022 of $42.3 million is stated net of an impairment of $2.0 million and $2.4 million for the years ended 31 December 2022 and 2021. The impairment relates to writing down inventories to their net realizable value.
Inventories are available for use in commercial, pre-clinical and clinical activities. Estimates have been made with respect to the ultimate use or sale of product, taking into account current and expected sales as well as pre-clinical and clinical programs. These estimates are reflected in the additions to the impairment. The releases to the impairment relate to amendments to the estimates as a result of the fact that actual sales can differ from forecasted sales and the fact that vials allocated to pre-clinical and clinical programs can be returned to inventory. The costs of vials used in preclinical and clinical programs are presented under the research and development costs.
Cost of inventories included in the cost of sales in 2022 amounted $17.4 million (2021: $19.1 million; 2020: $23.5 million). The main portions of inventories at 31 December 2022 have expiration dates starting beyond 2023 and are all expected to be sold and/or used before expiration.
Pharming management has assessed the different production stages, including the classification of Pharming’s goods at every separate stage. Based on the assessment, Pharming management concluded that applying a reclassification would result in providing more reliable and relevant information about Pharming’s inventory and production processes. As a result, the skimmed milk used in the production of RUCONEST® will be classified as work in progress rather than raw materials as part of the production is already performed. Furthermore, the products that still have to be labelled are classified as work in progress rather than finished goods
There is no impact on the total amount of inventory at hand, nor the primary financial statements. The table below shows a summary of the disclosure impact of the inventory reclassification in the prior year closing balance.

Amounts in $ ‘000	2021 as previously reported	Adjustment	2021 reclassified
Finished Goods	13,560	(3,707)	9,853
Work in Progress	9,606	7,305	16,911
Raw Materials	4,144	(3,598)	546
Balance at December 31	27,310	—	27,310